Exhibit 99.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT is dated as of July 18, 2005 (this “Amendment”) among the following:

     (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”);

     (ii) the Foreign Subsidiary Borrowers party to the Credit Agreement, as hereinafter defined;

     (iii) the Lenders party to the Credit Agreement; and

     (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Collateral Agent and the Administrative Agent under the Credit Agreement (in such latter capacity, the “Administrative Agent”).

     PRELIMINARY STATEMENTS:

     (1) The Company, the Foreign Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 2002 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein having the meanings provided in the Credit Agreement).

     (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     Section 1 Amendments.

          1.1 Amendment to Section 1.1 — Certain Defined Terms. The Definition of “Consolidated EBIT” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety clause (iii) thereof as follows:

     (iii) amortization or write-off of deferred financing costs and charges for prepayment penalties on prepayment of Indebtedness or any premium paid in respect of any prepayment, redemption or acquisition for value of the Public Notes permitted under Section 9.14 by the Company,

          1.2 Amendment to Section 1.1 — Certain Defined Terms. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

     “Alternative Currency” shall mean and include (x) Euros, in the case of Foreign Swing Line Loans, and (y) any lawful currency other than Dollars which is (i) readily and freely transferable and convertible into Dollars, and (ii) is acceptable to the Revolving Lenders and any applicable Letter of Credit Issuer.

     “Applicable Lending Office” shall mean, with respect to each Lender, (i) such Lender’s Domestic Lending Office in the case of Borrowings consisting of Prime Rate Loans or in the case of Borrowings of Swing Line Loans, and (ii) such Lender’s Eurocurrency Lending Office in the case of Borrowings consisting of Eurocurrency Loans and Foreign Swing Line Loans. A Revolving Lender that makes a Revolving Loan denominated in an Alternative Currency may, in addition, by notice to the Administrative Agent designate a branch, affiliate or correspondent office as its applicable lending office with respect to Revolving Loans denominated in that Alternative Currency.

     “Borrowing” shall mean a Revolving Borrowing, a Swing Line Borrowing, a Foreign Swing Line Borrowing or a Term Borrowing, as the case may be.

     “Commitment” shall mean, with respect to each Lender, its Term Commitment, if any, its Revolving Commitment, if any, its Swing Line Commitment, if any, its Foreign Swing Line Commitment, if any, or any or all of such Commitments of a Lender, as applicable.

     “Facility” shall mean the Revolving Facility, the Swing Line Facility, the Foreign Swing Line Facility or the Term Facility, or any of them, as applicable.

     “Maturity Date” shall mean the Revolving Maturity Date, the Swing Line Maturity Date, Foreign Swing Line Maturity Date or the Term Maturity Date, as applicable.

     “Minimum Borrowing Amount” shall mean:

     (i) with respect to Borrowings under the Term Facility consisting of (x) Prime Rate Loans, $1,000,000, with minimum increments thereafter of $500,000 or (y) Eurocurrency Loans, $5,000,000, with minimum increments thereafter of $1,000,000;

     (ii) with respect to Borrowings under the Revolving Facility consisting of (x) Prime Rate Loans, $1,000,000 with minimum increments thereafter of $500,000, or (y) Eurocurrency Loans, $5,000,000 (or the substantial equivalent thereof in an Alternative Currency), with minimum increments thereafter of $1,000,000 (or the substantial equivalent thereof in an Alternative Currency);

     (iii) with respect to a Borrowing under the Swing Line Facility, $250,000, with minimum increments thereafter of $50,000; or

     (iv) with respect to a Borrowing under the Foreign Swing Line Facility, such minimum amounts as may be agreed with the Administrative Agent and the Foreign Swing Line Lender.

     “Note” shall mean a Revolving Note, a Swing Line Note, a Foreign Swing Line Note or a Term Note, as applicable.

     “Total Commitment” shall mean the sum of the Total Revolving Commitment, the Swing Line Commitment, the Foreign Swing Line Commitment and the Total Term Commitment.

          1.3 Amendment to Section 1.1 — Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

     “Foreign Swing Line Borrowing” shall mean Borrowing of a Foreign Swing Line Loan from the Foreign Swing Line Lender.

     “Foreign Swing Line Cap” shall mean 10,000,000 Euros.

     “Foreign Swing Line Commitment” shall mean, with respect to the Foreign Swing Line Lender, the amount agreed in writing by such Lender as its “Foreign Swing Line Commitment” as the same may be reduced from time to time pursuant to section 4.2, 4.3 and/or 10.2 or adjusted from time to time as a result of assignments to or from the Foreign Swing Line Lender pursuant to section 13.4 and which in no event shall exceed the Foreign Swing Line Cap. It is acknowledged and agreed that no Lender as of July 18, 2005 has a Foreign Swing Line Commitment.

     “Foreign Swing Line Exposure” shall mean, with respect to any Lender at any time, such Lender’s obligation to refund or purchase a participation equal to, its Revolving Facility Percentage of the aggregate Foreign Swing Line Loans outstanding.

     “Foreign Swing Line Facility” shall mean the credit facility evidenced by the Foreign Swing Line Commitment.

     “Foreign Swing Line Lender” shall mean the Lender, if any, having the Foreign Swing Line Commitment and shall include any other single Lender to whom the Foreign Swing Line Lender has transferred its entire Foreign Swing Line Commitment and any Foreign Swing Line Loans.

     “Foreign Swing Line Loan” shall have the meaning provided in section 2.1(c).

     “Foreign Swing Line Maturity Date” shall mean April 30, 2008, or such earlier date on which the Foreign Swing Line Commitment is terminated.

     “Foreign Swing Line Note” shall have the meaning provided in section 2.5(a).

          1.4 Amendment to Section 2.1(b). Section 2.1(b) of the Credit Agreement is hereby amended by (A) inserting the phrase “and Foreign Swing Line Loans” after the phrase “Alternative Currency” and before the phrase “and provided further” in clause (ii) thereof; (B) inserting the phrase “and Foreign Swing Line Loans” after the phrase “Swing Line Loans” in clause (iv) thereof; and (C) inserting the phrase “and Foreign Swing Line Exposure” after the phrase “Swing Line Exposure” in clause (v).

          1.5 Amendment to Section 2.1(c). Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (c) Swing Line Facility and Foreign Swing Line Facility. Loans to the Company under the Swing Line Facility (each a “Swing Line Loan” and, collectively, the “Swing Line Loans”): (i) shall be made only by the Swing Line Lender; (ii) may be made at any time and from time to time on and after the Closing Date and prior to the earlier of (x) the date the Swing Line Commitment expires or is terminated, or (y) the date the Total Revolving Commitment expires or is terminated; (iii) shall be made only in Dollars; (iv) shall have a maturity of no longer than one Business Day; (v) may be incurred only as a Quoted Rate Loan; (vi) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (vii) may only be made if after giving effect thereto the Unutilized Total Revolving Commitment exceeds the outstanding Swing Line Loans and Foreign Swing Line Loans; and (viii) shall not exceed for the Swing Line Lender at any time outstanding its Swing Line Commitment at such time; and (ix) shall not exceed in the aggregate, the Swing Line Cap. In addition, no Swing Line Loan may be incurred at any time if at such time, and in lieu of incurring such Swing Line Loan, the Borrowers would not have been entitled to make a Revolving Borrowing consisting of Prime Rate Loans for the same aggregate principal amount, ignoring for such purposes the difference in the Minimum Borrowing Amount between Swing Line Loans and Revolving Loans. Loans to the Company under the Foreign Swing Line Facility (each a “Foreign Swing Line Loan” and, collectively, the “Foreign Swing Line Loans”): (i) shall be made only by the Foreign Swing Line Lender; (ii) may be made at any time and from time to time on and after the Closing Date and prior to the earlier of (x) the date the Foreign Swing Line Commitment expires or is terminated, or (y) the date the Total Revolving Commitment expires or is terminated; (iii) shall be made only in Euros; (iv) shall have a maturity of no longer than one Business Day; (v) may be incurred only as a Eurocurrency Loan; (vi) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (vii) may only be made if after giving effect thereto the Unutilized Total Revolving Commitment exceeds the outstanding Foreign Swing Line Loans and Swing Line Loans; (viii) shall not exceed for the Foreign Swing Line Lender at any time outstanding its Foreign Swing Line Commitment at such time; (ix) shall not exceed in the aggregate, the Foreign Swing Line Cap, and (x) shall not exceed, together with outstanding Revolving Loans denominated in an Alternative Currency at such time, the Alternative Currency Sublimit. In addition, no Foreign Swing Line Loan may be incurred at any time if at such time, and in lieu of incurring such Foreign Swing Line Loan, the Borrowers would not have been entitled to make a Revolving Borrowing consisting of Prime Rate Loans for the same aggregate principal amount, ignoring for such purposes the difference in the Minimum Borrowing Amount between Foreign Swing Line Loans and Revolving Loans.

          1.6 Amendment to Section 2.3(a). Section 2.3(a) of the Credit Agreement is hereby amended by inserting a new clause (E) thereto as follows:

     (E) Borrowings under the Foreign Swing Line Facility: in the case of any Borrowing under the Foreign Swing Line Facility, prior to noon (London time), on the proposed date thereof written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent or the Foreign Swing Line Lender).

          1.7 Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     2.4. Refunding of, or Participation in, Swing Line Loans and Foreign Swing Line Loans. (a) If any Event of Default exists, each of the Swing Line Lender or the Foreign Swing Line Lender may, in its sole and absolute discretion, direct that the Swing Line Loans or Foreign Swing Line Loans, as applicable, owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a “Notice of Swing Line Refunding”). Promptly upon receipt of a Notice of Swing Line Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with Revolving Commitments and, unless an Event of Default specified in section 10.1(h) in respect of any Borrower has occurred, also to the Company. Each such Notice of Swing Line Refunding shall be deemed to constitute delivery by the Company of a Notice of Borrowing requesting Revolving Loans denominated in Dollars and consisting of Prime Rate Loans in the amount of the Swing Line Loans or Foreign Swing Line Loans to which it relates. Each Lender with a Revolving Commitment (including the Swing Line Lender and the Foreign Swing Line Lender in their capacity as a Lender) hereby unconditionally agrees (notwithstanding that any of the conditions specified in section 6.2 hereof or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (b) below) to make a Revolving Loan to the Company in an amount equal to such Lender’s Revolving Facility Percentage of the aggregate Dollar amount of the Swing Line Loans or Foreign Swing Line Loans to which such Notice of Swing Line Refunding relates. Each such Lender shall make the amount of such Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its Domestic Lending Office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time. The proceeds of such Revolving Loans shall be made immediately available to the Swing Line Lender or Foreign Swing Line Lender, as the case may be, and applied by it to repay the principal amount of the Swing Line Loans or Foreign Swing Line Loans, as the case may be, to which such Notice of Swing Line Refunding related.

     (b) If prior to the time a Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Swing Line Refunding, any of the events specified in section 10.1(h) shall have occurred in respect of any Borrower or one or more of the Lenders with Revolving Commitments shall determine that it is legally prohibited from making a Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender or the Foreign Swing Line Lender, as applicable), or each Lender (other than the Swing Line Lender or the Foreign Swing Line Lender, as applicable) so prohibited, as the case may be, shall, on the date such Revolving Loan would have been made by it (the “Purchase Date”), purchase an undivided participating interest in the outstanding Swing Line Loans or Foreign Swing Line Loans to which such Notice of Swing Line Refunding related, in an amount (the “Swing Line Participation Amount”) equal to such Lender’s Revolving Facility Percentage of such Swing Line Loans or Foreign Swing Line Loans, as applicable. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender or the Foreign Swing Line Lender in immediately available funds, such Lender’s Swing Line Participation Amount, and promptly upon receipt thereof the Swing Line Lender or Foreign Swing Line Lender, as the case may be, shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Swing Line Lender’s or Foreign Swing Line Lender’s, as applicable, receipt of the funds from, and evidencing such Lender’s participating interest in such Swing Line Loans or Foreign Swing Line Loans, as applicable, and its Swing Line Participation Amount in respect thereof. If any amount required to be paid by a Lender to the Swing Line Lender or Foreign Swing Line Lender, as the case may be, pursuant to the above provisions in respect of any Swing Line Participation Amount is not paid on the date such payment is due, such Lender shall pay to the Swing Line Lender or Foreign Swing Line Lender, as applicable, on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.

     (c) Whenever, at any time after the Swing Line Lender or the Foreign Swing Line Lender has received from any other Lender such Lender’s Swing Line Participation Amount, the Swing Line Lender or Foreign Swing Line Lender, as applicable, receives any payment from or on behalf of the Company on account of the related Swing Line Loans or Foreign Swing Line Loans, as applicable, the Swing Line Lender or the Foreign Swing Line Lender, as the case may be, will promptly distribute to such Lender its Revolving Facility Percentage of such payment on account of its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event such payment received by the Swing Line Lender or Foreign Swing Line Lender, as applicable, is required to be returned, such Lender will return to the Swing Line Lender or Foreign Swing Line Lender, as the case may be, any portion thereof previously distributed to it by the Swing Line Lender or Foreign Swing Line Lender, as applicable.

     (d) Each Lender’s obligation to make Revolving Loans and/or to purchase participations in connection with a Notice of Swing Line Refunding (which shall in all events be within such Lender’s Unutilized Revolving Commitment, taking into account all outstanding participations in connection with Swing Line Refundings) shall be subject to the conditions that:

(i) such Lender shall have received a Notice of Swing Line Refunding complying with the provisions hereof, and

(ii) at the time the Swing Line Loans or Foreign Swing Line Loans, as applicable, which are the subject of such Notice of Swing Line Refunding were made, the Swing Line Lender or Foreign Swing Line Lender, as the case may be, had no actual written notice from another Lender notifying the Swing Line Lender or the Foreign Swing Line Lender, as applicable, that an Event of Default had occurred and was continuing under this Agreement and that any further increases in the aggregate principal amount of Swing Line Loans or Foreign Swing Line Loans, as applicable, would not be entitled to the benefit of the participation arrangements provided in this section 2.4, but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender and the Foreign Swing Line Lender and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Credit Party, or any other person, or any Credit Party may have against any Lender or other person, as the case may be, for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default; (C) any event or circumstance involving a Material Adverse Effect upon any Borrower; (D) any breach of any Credit Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.

          1.8 Amendment to Section 2.5(a). Section 2.5(a) of the Credit Agreement is hereby amended by deleting the “and” appearing before clause (iii) and inserting the following before the semicolon:

and (iv) if a Foreign Swing Line Loan, by a promissory note of the Company substantially in the form of Exhibit A-4 with blanks appropriately completed in conforming herewith (each, a “Foreign Swing Line Note” and collectively, the “Foreign Swing Line Notes”)

          1.9 Amendment to Section 2.5(d). Section 2.5(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (d) Swing Line Note and Foreign Swing Line Note. The Swing Line Note issued by the Company to the Swing Line Lender shall: (i) be executed by the Company; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the Swing Line Commitment of such Lender and be payable in the principal amount of Swing Line Loans evidenced thereby; (iv) mature as to any Swing Line Loan evidenced thereby on the first Business Day following the date such Swing Line Loan was made; (v) bear interest at the Quoted Rate applicable to the applicable Swing Line Loan; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents. The Foreign Swing Line Note issued by the Company to the Foreign Swing Line Lender shall: (i) be executed by the Company; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the

Foreign Swing Line Commitment of such Lender and be payable in the principal amount of Foreign Swing Line Loans evidenced thereby; (iv) mature as to any Foreign Swing Line Loan evidenced thereby on the first Business Day following the date such Foreign Swing Line Loan was made; (v) bear interest as provided in Section 2.7 in respect of Eurocurrency Loans; (vi) be subject to mandatory prepayment as provided in section 5.2; and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          1.10 Amendment to Section 2.6. Clause (i) of Section 2.6 is hereby amended by inserting the phrase “or Foreign Swing Line Loans” at the end of such clause before the semicolon.

          1.11 Amendment to Section 2.7. Section 2.7(b) is hereby amended and restated in its entirety as follows:

     (b) Interest on Eurocurrency Loans. During such periods as a Loan is a Eurocurrency Loan, it shall bear interest at a rate per annum which shall at all times during an Interest Period therefor be relevant Adjusted Eurocurrency Rate for such Eurocurrency Loan for such Interest Period plus the Applicable Eurocurrency Margin for such Loan, provided that in the case of Foreign Swing Line Loans, it shall bear interest at a rate per annum equal to the one day Eurocurrency Rate plus the Applicable Eurocurrency Margin for Revolving Loans.

          1.12 Amendment to Section 2.7. Clause (e)(i) of Section 2.7 is hereby amended by inserting the phase “or a Foreign Swing Line Loan” after the phrase “Swing Line Loan” and prior to the comma.

          1.13 Amendment to Section 3.1(b). Section 3.1(b) of the Credit Agreement is hereby amended by deleting the word “and” between the phrases “Revolving Loans” and “Swing Line Loans” in clause (i) thereof and inserting a comma in lieu thereof, and further amended by inserting the phase “and Foreign Swing Line Loans” immediately after the phrase “Swing Line Loans” in clause (i) thereof.

          1.14 Amendment to Section 4.3(d). Section 4.3(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (d) The Swing Line Commitment shall terminate on the earlier of (x) the Swing Line Maturity Date and (y) the date on which a Change of Control occurs, and the Foreign Swing Line Commitment shall terminate on the earlier of (x) the Foreign Swing Line Maturity Date and (y) the date on which a Change of Control occurs.

          1.15 Amendment to Section 5.1(c). Section 5.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (c) in the case of prepayment of any Borrowers under the Swing Line Facility or the Foreign Swing Line Facility, each partial prepayment of such Borrower shall be in an aggregate principal amount of $100,000 or an integral multiple of $50,000 in excess thereof;

          1.16 Amendment to Section 5.2(b). Section 5.2(b) of the Credit Agreement is hereby amended by inserting the phrase “and Foreign Swing Line Loans” after both occurrences of the phrase “Swing Line Loans”.

          1.17 Amendment to Section 5.2(c). Section 5.2(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (c) Mandatory Prepayment—If Loans Denominated In Alternative Currency Exceed Alternative Currency Sublimit If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Revolving Loans denominated in Alternative Currency and Foreign Swing Line Loans exceeds the Alternative Currency Sublimit, the Borrowers shall prepay on such date Revolving Loans denominated in Alternative Currency and/or Foreign Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Revolving Loans or Foreign Swing Line Loans, as the case may be, to the requirements as to the amounts of partial prepayments which are contained in section 5.1.

          1.18 Amendment to Section 5.2(e) and (f). Section 5.2(e) and (f) are hereby amended and restated in their entirety as follows:

     (e) Mandatory Prepayment—If Swing Line Loans and Foreign Swing Line Loans Exceed Unutilized Total Revolving Commitment. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans and Foreign Swing Line Loans exceeds the Unutilized Total Revolving Commitment as then in effect, the Company shall prepay on such date Swing Line Loans and/or Foreign Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Swing Line Loans and/or Foreign Swing Line Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1.

     (f) Mandatory Prepayment—If Swing Line Loans Exceed Swing Line Commitment or Foreign Swing Line Loans Exceed Foreign Swing Line Commitment. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Loans exceeds the Swing Line Commitment as then in effect, the Company shall prepay on such date Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Foreign Swing Line Loans exceeds the Foreign Swing Line Commitment as then in effect, the Company shall prepay on such date Foreign Swing Line Loans in an aggregate principal amount at least equal to such excess and conforming in the case of partial prepayments of Loans to the requirements as to the amounts of partial prepayments which are contained in section 5.1.

          1.19 Amendment to Section 6.2(c). Section 6.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (c) No Excess Cash. In the case of a Credit Event consisting of the Borrowing of a Revolving Loan or a Swing Line Loan by the Company, the aggregate amount of cash and Cash Equivalents held by the Company and its Domestic Subsidiaries shall not exceed $20,000,000 in the aggregate (after giving effect to the incurrence of such Revolving Loan or such Swing Line Loan, as the case may be, and the application of proceeds therefrom). In the case of a Credit Event consisting of the Borrowing of a Revolving Loan by a Foreign Subsidiary Borrower or a Foreign Swing Line Loan by the Company, the aggregate amount of cash and Cash Equivalents held by the Foreign Subsidiaries of the Company domiciled in Europe shall not exceed $15,000,000 (or the substantial equivalent thereof in foreign currencies) in the aggregate (after giving effect to the incurrence of such Revolving Loan or such Foreign Swing Line Loan, as the case may be, and the application of proceeds therefrom).

          1.20 Amendment to Section 9.5(a). Section 9.5(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     (a) the Company or any of its Subsidiaries may invest in cash and Cash Equivalents; provided that during any time that Revolving Loans or Swing Line Loans are outstanding to the Company, the aggregate amount of cash and Cash Equivalents held by the Company and its Domestic Subsidiaries shall not exceed $20,000,000 in the aggregate for any period of three consecutive Business Days, and provided further that during any time that Revolving Loans are outstanding to a Foreign Subsidiary Borrower or Foreign Swing Line Loans are outstanding to the Company, the aggregate amount of cash and Cash Equivalents held by the Foreign Subsidiaries of the Company domiciled in Europe shall not exceed $15,000,000 (or the substantial equivalent thereof in foreign currencies) in the aggregate for any period of three consecutive Business Days;

          1.21 Amendment to Section 9.7 — Leverage Ratio. Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Section 9.7. Leverage Ratio. The Company will not at any time permit its Leverage Ratio for any Testing Period to exceed the ratio specified below:

Testing Period	Ratio
June 30, 2002	5.00 to 1.00
September 30, 2002	4.75 to 1.00
December 31, 2002	4.50 to 1.00
March 31, 2003	4.50 to 1.00
June 30, 2003	4.50 to 1.00
September 30, 2003	4.25 to 1.00
December 31, 2003	3.85 to 1.00
March 31, 2004	3.75 to 1.00
June 30, 2004	3.75 to 1.00
September 30, 2004	3.50 to 1.00
December 31, 2004	3.25 to 1.00
March 31, 2005	3.25 to 1.00

Testing Period	Ratio
June 30, 2005	3.25 to 1.00
September 30, 2005	3.50 to 1.00
December 31, 2005 and thereafter	3.25 to 1.00

          1.22 Amendment to Section 9.8 — Interest Coverage Ratio. Section 9.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     9.8 Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio for any Testing Period to be less than the ratio specified below:

Testing Period	Ratio
June 30, 2002	1.65 to 1.00
September 30, 2002	1.65 to 1.00
December 31, 2002	1.75 to 1.00
March 31, 2003	1.75 to 1.00
June 30, 2003	2.00 to 1.00
September 30, 2003	2.00 to 1.00
December 31, 2003	2.25 to 1.00
March 31, 2004	2.25 to 1.00
June 30, 2004	2.50 to 1.00
September 30, 2004	2.75 to 1.00
December 31, 2004	2.75 to 1.00
March 31, 2005	2.75 to 1.00
June 30, 2005	2.25 to 1.00
September 30, 2005	2.25 to 1.00
December 31, 2005	2.25 to 1.00
March 31, 2006	2.25 to 1.00
June 30, 2006	2.25 to 1.00
September 30, 2006	2.50 to 1.00
December 31, 2006	2.50 to 1.00
March 31, 2007 and thereafter	3.00 to 1.00

          1.23 Amendment to Section 9.9 — Fixed Charge Coverage Ratio. Section 9.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     9.9 Fixed Charge Coverage Ratio. The Company will not permit its Fixed Charge Coverage Ratio to be less than 1.05 to 1.00 for any Testing Period in which (x) the sum of (a) the outstanding principal amount of Revolving Loans, (b) the outstanding principal amount of all Swing Line Loans, (c) the outstanding pincipal amount of all Foreign Swing Line Loans and (d) Letter of Credit Outstandings, exceeds (y) $35,000,000, at any time during the last fiscal quarter of such Testing Period.

          1.24 Amendment to Section 9.11 — Consolidated Capital Expenditures. Section 9.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     9.11 Consolidated Capital Expenditures. The Company will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year of the Company in excess of the amount specified below, except that in the event actual Consolidated Capital Expenditures for any fiscal year are less than such amount, 50% of the difference may be carried over to the next fiscal year, but not any subsequent fiscal year:

Fiscal Year	Amount
2002	$30,000,000
2003	$37,500,000
2004	$32,000,000
2005	$36,000,000
2006 and each fiscal year thereafter	$29,500,000

          1.25 Amendment to Exhibits. The Exhibits to the Credit Agreement are hereby amended by inserting Exhibit A-4 (Form of Foreign Swing Line Note) hereto as Exhibit A-4 thereto.

     Section 2 Representations and Warranties.

     The Company represents and warrants as follows:

          2.1 Authorization and Validity of Amendment. This Amendment has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by a duly authorized officer of the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

          2.2 Representations and Warranties. The representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

          2.3 No Event of Default. Upon giving effect to this Amendment, no Default or Event of Default exists or hereafter will begin to exist.

          2.4 Compliance. Each Credit Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

          2.5 No Claims. No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

     Section 3 Ratifications.

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     Section 4 Binding Effect.

     This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”) (provided that the amendment to Section 9.8 of the Credit Agreement set forth in Section 1.22 above shall be effective with retroactive effect to June 30, 2005), subject to the satisfaction of the following conditions:

     (a) the Company, each other Borrower (if any), the Administrative Agent and the Required Lenders shall have delivered an executed counterpart of this Amendment to the Administrative Agent;

     (b) the Company shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;

     (c) the Company shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith;

     (d) the Company shall have paid to the Administrative Agent for the benefit of itself and the Lenders approving this Amendment the amendment fee set forth in the Fee Letter executed and delivered by the Company in connection with this Amendment; and

     (e) the Company shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

     Section 5 Miscellaneous.

          5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

          5.2 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          5.3 Acknowledgement. The parties hereto agree and acknowledge that there are no Term Loans outstanding as of the date hereof and that the Total Term Commitment has expired.

          5.4 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          5.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio without regard to conflicts of law provisions.

          5.6 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          5.7 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

          5.8 Waiver of Claims. The Company, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any Credit Party of which the Company is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

          5.9 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank.]

          5.10 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STONERIDGE, INC.

By:	/s/ Joseph M. Mallak

Name:	Joseph M. Mallak
Title:	Vice President and Chief Financial Officer

NATIONAL CITY BANK,
as a Lender and the Administrative Agent

By:	/s/ Marguerite Burtzlaff

Name:	Marguerite Burtzlaff
Title:	Senior Vice President

[ADDITIONAL SIGNATURE PAGES FOLLOW]

Signature Page to Amendment No. 3

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Christine C. Gencer

Name:	Christine C. Gencer
Title:	Vice President

U.S. Bank, National Association
Signature Page to Amendment No. 3 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 3

FIFTH THIRD BANK

By:	/s/ Tom Murray

Name:	Tom Murray
Title:	Vice President

Fifth Third Bank
Signature Page to Amendment No. 3 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 3

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Lana Gifas

Name:	Lana Gifas
Title:	Vice President

By:	/s/ Evelyn Lazala

Name: Title:	Evelyn Lazala Vice President

Deutsche Bank Trust Company Americas
Signature Page to Amendment No. 3 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 3

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph G. Moran

Name:	Joseph G. Moran
Title:	Managing Director

PNC Bank, N.A.
Signature Page to Amendment No. 3 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

Signature Page to Amendment No. 3

COMERICA BANK

By:	/s/ Chris Stergiadis

Name:	Chris Stergiadis
Title:	Assistant Vice President

Comerica Bank
Signature Page to Amendment No. 3 to
the Credit Agreement dated as of May 1, 2002,
by and among
Stoneridge, Inc.,
the Foreign Subsidiary Borrowers,
the Lenders party thereto,
and National City Bank, as the Administrative Agent

EXHIBIT A-4

FOREIGN SWING LINE NOTE

$	Cleveland, Ohio

______ __, 200__

     FOR VALUE RECEIVED, the undersigned STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the “Company”), hereby promises to pay to the order of                                          (the “Lender”), in lawful money in immediately available funds, at the Payment Office (such term and certain other terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement referred to below) of National City Bank (the “Administrative Agent”), the principal sum of                      EUROS (                    euros), or if less, the then unpaid principal amount of all Foreign Swing Line Loans made by the Lender (or any of its predecessors in interest with respect thereto) pursuant to the Credit Agreement. The Borrower will pay the principal amount of any Foreign Swing Line Loan on the maturity date specified therefor in the Notice of Borrowing relating thereto, which maturity date shall in no event be more than one Business Day following the date such Foreign Swing Line Loan was made and in no event later than the Foreign Swing Line Maturity Date.

     The Company promises also to pay interest in like currency and funds at the Payment Office on the unpaid principal amount of each Foreign Swing Line Loan made by the Lender from the date of such Foreign Swing Line Loan until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

          This Note is one of the Foreign Swing Line Notes referred to in the Credit Agreement, dated as of May 1, 2002, among the Company, the Foreign Subsidiary Borrowers, the financial institutions from time to time party thereto (including the Lender), the other Agents from time to time party thereto, and National City Bank, as Administrative Agent (as from time to time in effect, the “Credit Agreement”), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the maturity date of any Foreign Swing Line Loan, the Foreign Swing Line Maturity Date or Revolving Maturity Date, in whole or in part.

     In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

     The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

STONERIDGE, INC.

By:

Name:

Title:

LOANS AND PAYMENTS OF PRINCIPAL

		Type		Amount
		of		Of
Date	Amount	Loan/or		Principal	Unpaid
of	of	Interest		Paid or	Principal	Made
Notation	Loan	Rate	Maturity	Prepaid	Balance	By

GUARANTOR ACKNOWLEDGMENT

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 3 to the Credit Agreement. Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

     Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

STONERIDGE CONTROL DEVICES, INC.		STONERIDGE ELECTRONICS, INC.

By:	/s/ Joseph M. Mallak	By:	/s/ Joseph M. Mallak

Name:	Joseph M. Mallak	Name:	Joseph M. Mallak
Title:	Director	Title:	Director

STONERIDGE, INC.
as a Borrower

THE FOREIGN SUBSIDIARY BORROWERS
party thereto

THE LENDERS NAMED THEREIN
as Lenders

NATIONAL CITY BANK
as a Lender, a Joint Lead Arranger
the Administrative Agent and the Collateral Agent

DEUTSCHE BANK SECURITIES, INC.
as a Joint Lead Arranger

COMERICA BANK and
PNC BANK, NATIONAL ASSOCIATION
as the Co-Documentation Agents

AMENDMENT NO. 3
dated as of July 18, 2005
to
the CREDIT AGREEMENT,

dated as of

May 1, 2002